# AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT, dated as of the 23rd day of May, 2006, (the "**Effective Date**"), is entered into by and between Brainstorm Cell Therapeutics Inc,("Brainstorm") and Ramot at Tel Aviv University Ltd. ("**Ramot**", and together with Brainstorm, the "**Parties**").

WHEREAS, the Parties entered into a Research and License Agreement dated July 12, 2004 relating to certain technology developed by Professor Eldad Melamed, Dr. Daniel Offen, Yossef Levy and Dr. Pnina Green at the Felsenstein Medical Research Center of Tel Aviv University (the "Original Agreement"); and

WHEREAS, The Parties subsequently amended and replaced the Original Agreement with a restated Research and License Agreement, dated March 30, 2006, a copy of which is attached hereto (the "Research and License Agreement"); and

WHEREAS, the Parties wish to make certain further amendments to the Research and License Agreement as set out herein;

NOW, THEREFORE, the parties agree as follows:

1. Section 7.4 of the Resarch and License Agreement shall be deleted in its entirety and replaced with the following:

"7.4 ***Sublicense Receipts.*** *In addition, Licensee shall pay Ramot an amount equal to a percentage of all Sublicense Receipts as follows:*

*(a) 25% of Sublicense Receipts, with respect to Sublicenses granted prior to completion of Phase II Clinical Studies, and*

*(b) 20% of Sublicense Receipts, with respect to Sublicenses granted following completion of Phase II Clinical Studies."*

The foregoing amendment shall be deemed effective as of March 30, 2006.

3. Except as amended pursuant to this Amendment Agreement, the terms of the Research and License Agreement shall remain in full force and effect.

*[Remainder of page intentionally left blank. Signature page follows.]*

**IN WITNESS WHEREOF,** the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

**Ramot at Tel Aviv University Ltd.**

By: ***YEHUDA NIV***
**CEO**

Name: ____________________

Title: ____________________

By: ____________________

Name: ***Ze'ev Weinfeld, Ph.D.***
**Executive Vice President**

Title: **Business Development**

**Brainstorm Cell Therapeutics Inc.**

By: Yoram Drucker

Name: YORAM DRUCKER

Title: COO

We, the undersigned, hereby confirm that we have read this Amendment Agreement, and that its contents are acceptable to us.

Eldad Melamed
Professor Eldad Melamed

D. Offen
Dr. Daniel Offen